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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          DATE OF REPORT: JUNE 18, 2002


                      WASHINGTON GROUP INTERNATIONAL, INC.

                         Commission File Number 1-12054


                             A Delaware corporation

                   IRS Employer Identification No. 33-0565601


                     720 PARK BOULEVARD, BOISE, IDAHO 83729

                                  208/386-5000


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ITEM 5. OTHER MATTERS.

     On June 18, 2002, Washington Group International, Inc. issued a news release regarding new work bookings for the Company. The news release is filed with this current report on Form 8-K as Exhibit 99.1 hereto and incorporated by reference.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WASHINGTON GROUP INTERNATIONAL, INC.



                                        By: /s/ Craig G. Taylor
                                            -------------------------
                                            Craig G. Taylor
                                            Secretary

June 18, 2002